SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                            February 13, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Press Release
February 2004 Investor Presentation Materials

Item 9. Regulation FD Disclosure.

     As disclosed in Collegiate Pacific’s January 14, 2004, press release, the company is scheduled to make a presentation at the upcoming 16th Annual Growth Stock Conference sponsored by Roth Capital Partners, LLC on February 18, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein solely for purposes of this Item 9 is a copy of the company's press release announcing the time of its presentation and how an investor may obtain a copy of the company's presentation materials. Attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein solely for purposes of this Item 9 is a copy of Collegiate Pacific’s investor presentation materials for that conference. Collegiate Pacific will send the attached presentation materials to any investor that requests a copy, free of charge, by calling the company’s investor relations department at 888.566.8966 or by sending a written request by telecopy to 888.455.3551.

     The information under Item 9 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill

William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release of Collegiate Pacific Inc., dated February 13, 2004.

99.2	February 2004 Investor Presentation Materials.